INCOME TAX - Summary of Deferred Tax Assets (Detail) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets
Net operating loss carryforward	$ 0	$ 21,062
Total deferred tax assets	0	21,062
Valuation allowance	0	(21,062)
Deferred tax assets, net of allowance	$ 0	$ 0